UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008

Ciprico Inc.
(Exact name of Registrant as Specified in its Charter)

0-11336	Delaware	41-1749708
(Commission File No.)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

7003 W Lake Street, Suite 400, St Louis Park, MN 55426
(Address of Principal Executive Offices) (Zip Code)

(952) 540-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 23, 2008, Ciprico Inc. (the “Company” or “Ciprico”) announced that it entered into an Amended and Restated Asset Purchase and Technology License Agreement with Dot Hill Systems Corp. (NASDAQ: HILL) whereby Dot Hill Systems agreed to purchase certain of Ciprico’s intellectual property assets.  Pursuant to bankruptcy proceedings Dot Hill Systems was the winning bidder to acquire all of Ciprico's rights to its RAIDCore™ technology and a joint ownership interest with Ciprico in its NAS intellectual property.  On September 24, 2008, Ciprico and Dot Hill closed the transaction.  There are no material relationships, other than in respect of the transaction, between Ciprico and Dot Hill.  Payment terms include a cash payment of $2.25 million at closing, a promissory note for $1.0 million over a 42-month period and an earnout of as much as $2 million over 42 months.  At closing the Company repaid a debtor-in-possession loan from Dot Hill Systems of $225,000.

Ciprico filed for Chapter 11 bankruptcy protection on July 28, 2008. The U.S. Bankruptcy Court for the District of Minnesota in Minneapolis approved the Agreement on September 18, 2008.

A copy of the Amended and Restated Asset Purchase and Technology License Agreement is attached hereto as Exhibit 2.1 and a copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements: None.

     (b)  Pro Forma Financial Information: None.

     (c)  Shell Company Transactions:  None.

     (d)  Exhibits:

2.1	Amended and Restated Asset Purchase and Technology License Agreement between Ciprico Inc. and Dot Hill Systems Corp. dated September 17, 2008 and Exhibit 1.1 thereto.

99.1	Press Release dated September 30, 2008.

Certain related transaction documents and the exhibits and/or schedules thereto including the Amended and Restated Asset Purchase and Technology License Agreement (Exhibit 2.1) are not being filed herewith.  The Registrant undertakes to furnish a copy of any omitted transaction documents as well as the exhibits or schedules thereto to the Commission upon request.   Pursuant to Item 601(b)(2) of  Regulation S-K, the following is a list of the omitted transaction documents and schedules.

Omitted Exhibits and Schedules to the Asset Purchase Agreement:

Exhibits
Exhibit 3.1(a)(iv)	Promissory Note
Exhibit 4.1	RAIDCore Software License Agreement
Exhibit 4.3	NAS Joint Ownership Agreement

Disclosure Schedules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

		By:	/s/ Steven D. Merrifield
Date:	September 30, 2008		Steven D. Merrifield
Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

EXHIBIT INDEX
to
Form 8-K Current Report

CIPRICO INC.

Exhibit Number	Description
2.1	Amended and Restated Asset Purchase and Technology License Agreement between Ciprico Inc. and Dot Hill Systems Corp. dated September 17, 2008 and Exhibit 1.1 thereto.
99.1	Press release dated September 30, 2008